UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2025

Diversified Healthcare Trust

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-15319	04-3445278
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place,
255 Washington Street, Suite 300
Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Shares of Beneficial Interest	DHC	The Nasdaq Stock Market LLC
5.625% Senior Notes due 2042	DHCNI	The Nasdaq Stock Market LLC
6.25% Senior Notes due 2046	DHCNL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the term “the Company” refers to Diversified Healthcare Trust.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at the Company’s annual meeting of shareholders held on May 29, 2025 (the “Annual Meeting”), the Company’s shareholders approved the Diversified Healthcare Trust Second Amended and Restated 2012 Equity Compensation Plan (the “Equity Compensation Plan”), which amended and restated the Company’s existing Amended and Restated 2012 Equity Compensation Plan to increase by 3,500,000 the total number of common shares of beneficial interest, $.01 par value per share, available for awards and to extend the term of the plan until May 29, 2035, the tenth anniversary of the Annual Meeting. The Company's Trustees and officers, employees of The RMR Group LLC, consultants, advisors and other persons or entities providing management, administrative or other services to us or to our subsidiaries are eligible to receive awards under the Equity Compensation Plan.

A copy of the Equity Compensation Plan that was approved by the Company’s shareholders was included as Annex A to the Company’s proxy statement for the Annual Meeting, which proxy statement was filed with the Securities and Exchange Commission (the “SEC”) on March 20, 2025 (the “2025 Proxy Statement”), and is available at the SEC’s website at www.sec.gov. The terms and conditions of the Equity Compensation Plan are described in detail in the 2025 Proxy Statement. The foregoing description of the Equity Compensation Plan is qualified in its entirety by the terms of the Equity Compensation Plan. A copy of the Equity Compensation Plan is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on the election of seven Trustees to the Company’s Board of Trustees each for a one year term of office continuing until the Company’s 2026 annual meeting of shareholders and until her, his or their respective successor is duly elected and qualifies. The following persons were elected as Trustees and received the following votes:

Nominee	Votes For	Withhold	Broker Non-Votes
Christopher J. Bilotto	166,303,992	4,876,315	30,246,011
Alan Felder	166,835,261	4,345,046	30,246,011
Lisa Harris Jones	144,391,470	26,788,837	30,246,011
Phyllis M. Hollis	165,010,370	6,169,937	30,246,011
Dawn K. Neher	165,297,938	5,882,369	30,246,011
Adam Portnoy	134,285,987	36,894,320	30,246,011
Jeffrey P. Somers	131,452,805	39,727,502	30,246,011

The Company’s shareholders also voted on a non-binding advisory resolution on the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the 2025 Proxy Statement. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
162,374,717	8,618,238	187,352	30,246,011

As described above in Item 5.02, the Company’s shareholders also voted on the approval of the Equity Compensation Plan. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
164,766,615	6,237,228	176,464	30,246,011

The Company’s shareholders also ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors to serve for the 2025 fiscal year. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
199,066,139	2,225,458	134,721	N/A

The results reported above are final voting results.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Diversified Healthcare Trust Second Amended and Restated 2012 Equity Compensation Plan (Filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSIFIED HEALTHCARE TRUST

By:	/s/ Matthew C. Brown
Name:	Matthew C. Brown
Title:	Chief Financial Officer and Treasurer

Date: June 2, 2025